February 22, 2016

Dear Shareholder,

For the quarter ending December 31, 2015, the Paradigm Micro-Cap Fund appreciated 7.54%, compared to the Russell Microcap Index’s return of 3.74%. For the year ending December 31, 2015, the Fund declined 10.05%, compared to a loss of 5.16% for the Russell Microcap Index.

As you are no doubt familiar, the fourth quarter of 2015 continued the themes of challenging and unpredictable markets that we experienced in the third quarter as well. Despite these turbulent markets, we are happy to report that many of our holdings rebounded meaningfully in the final months of 2015 from their downturns earlier in the year, helping to close the gap in performance. The Fund outperformed meaningfully in the fourth quarter, with both relative and absolute outperformance. We believe that these results provide grounds for optimism, despite near-term volatility, as a confirmation that markets remain inefficient, especially for small- and micro-cap equities.

As evidenced by the fourth-quarter performance dispersion, if market timing was always a losing battle (for small-cap especially), it has become all the moreso in these times. While it was a difficult year, we also believe that our long-term view and investment process is becoming increasingly relevant amidst short-term volatility in equity markets.

As was the case in 2014, large-cap stocks materially outperformed small-cap stocks in 2015. For example, compared to the Russell 1000 positive return of 0.92%, the Russell 2500 SMid declined by 2.90%, the Russell 2000 small-cap declined 4.41% and the Russell Microcap index declined 5.16% for the full year 2015. In a magnification of 2014’s trends, Growth massively outperformed Value in 2015. For example, the Russell 1000 Growth index outperformed the Russell 1000 Value index by 959 basis points; the Russell 2500 Growth index outperformed the Russell 2500 Value index by 530 basis points; and the Russell 2000 Growth index outperformed the Russell 2000 Value index by 609 basis points, and the Russell Micro-cap Growth index outperformed the Russell Micro-cap Value index by 260 basis points. Our simple takeaway from this, given that 2014 showed a similar pattern, is that this is likely not a sustainable market trend for a multi-year period, lending support to our constructive outlook for smaller-cap equities, particularly those with a value bent.

In the fourth quarter, top contributors to the Fund included Francesca’s Holdings, Insteel Industries, and Lattice Semiconductor. Specialty retailer Francesca’s shares appreciated following the company’s strong third-quarter 2015 report. The strategic initiatives implemented by the new management team appear to be gaining traction and driving improved results. Insteel Industries shares increased in value following positive earnings as the company reported record margins due to strong demand and low commodity prices. Insteel commands strong demand as the market share leader. Shares of programmable logic products company Lattice Semiconductor increased, driven by market optimism about the company’s upcoming profitability ramp. Investors also appear confident that Lattice should be able to capitalize on the growth opportunity with the USB-C standard.

Detractors for the fourth quarter included Ducommun, RTI Surgical, and SteinMart. Ducommun shares declined due to pricing pressure in its regional jet business as well as pressure from government spending, contraction in the defense end-market, and a company restructuring.

Shares of orthopedic implant company RTI Surgical declined following lower-than-expected third-quarter results. However, we remain constructive regarding the company’s structural competitiveness and IP portfolio. SteinMart shares declined after reporting softer sales trends in November related to abnormal weather patterns. We remain encouraged by the discounted valuation, insider buying, and recently upsized share repurchase program.

The Fund’s underperformance in the one-year period resulted primarily from relative underperformance in the Consumer Discretionary sector, as well as an underweighting in the benchmark’s top-performing Financials and Health Care sectors. The Fund’s overweight allocation to the Consumer Discretionary sector was the primary driver to underperformance in 2015, due in part to the portfolio’s focus on Specialty Retail, which sold off significantly. In the Healthcare sector, stock selection was the primary driver, with the portfolio sector’s 10.93% decline behind the benchmark sector’s 1.60% appreciation. This discrepancy largely reflects the Fund’s avoidance of the Biotech sub-sector, which accounted for the majority of the benchmark sector’s positive performance. Similarly, the Fund’s consistent avoidance of the Financials sector, which was the largest benchmark contributor in 2015, also impacted relative performance.

In contrast to our conversations with company management teams a year ago, some now sound slightly more cautious about expectations for their businesses and their industries against an increasingly complex global economic environment. We believe that some management teams are dialing back expectations as a reflection of the fragile psychology of investors, and the markets appear more focused on investor sentiment than underlying fundamentals, which we believe to still be sound. Thus, despite the market turmoil we have seen in the early days of 2016, we remain optimistic and constructive about the longer-term prospects for well-managed, attractively valued micro-cap equities.

We believe that markets are discounting a lot right now, and with the insights we are able to achieve for our longer-term holdings and their business models, we find these times to be opportunities to selectively add to our positions, or revisit names that have retreated. This remains the hardest part of the investing process: knowing when to step up to the plate. We continue to adhere to our investment discipline day to day, despite the reality that there is no guarantee of instant gratification.

As always, we thank you for your continued interest and support, and your investment with Paradigm.

Should you have any questions, please feel free to contact us at (518) 431-3500.

Sincerely,

/s/Candace King Weir Candace King Weir	/s/Amelia Farley Weir Amelia Farley Weir
Chief Investment Officer	Portfolio Manager

Enclosures

During the one year period ended December 31, 2015 the Paradigm Micro-Cap Fund returned a -10.05%, compared to -5.16% for the Russell Microcap Index. The Paradigm Micro-Cap Fund’s average annual return for the five year period ended December 31, 2015 was 7.35% compared to 9.23% for the Russell Microcap Index. Since Inception (1/1/2008) to December 31, 2015 the Paradigm Micro-Cap Fund’s average annual return was 5.44% compared to 5.53% for the Russell Microcap Index. As of the Fund’s most recent prospectus dated April 30, 2015, the Fund’s total expense ratio is 1.25% . Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap. The Russell Microcap is completely reconstituted annually to ensure larger stocks do not distort performance and characteristics of the true microcap opportunity set. Effective December 27, 2011 the Fund changed its investment strategy.

Under normal circumstances, the Micro-Cap Fund invests at least 80% of its net assets in common stocks of U.S. micro-cap companies.

The Russell 1000 is a market-capitalization-weighted index measuring the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Growth Index is a market capitalization-weighted index which measures the performance of those Russell 1000 companies (which are representative of the large-cap segment of the U.S. equity universe) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index is a market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe and is constructed to provide a comprehensive and unbiased small-cap barometer. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Value Index is a market capitalization-weighted index designed to measure the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted earnings growth rates. The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. It includes 1000 of the smallest securities in the small-cap Russell 2000 Index based on a combination of their market cap and current index membership. The Russell Microcap Value Index measures the performance of the microcap value segment of the U.S. equity market. It includes those Russell Microcap Index companies that are considered more value oriented, relative to the overall market. The Russell Microcap Growth Index measures the performance of those Russell Micro Cap companies with higher price-to-book ratios and higher forecasted growth values. Russell is a trademark of Russell Investment Group, which is the source and owner of the Russell Indexes’ trademarks, service marks and copyrights. Each index is an unmanaged group of stocks, whose performance does not reflect the deduction of fees, expenses or taxes. The performance data includes reinvested dividends.

You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.